EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of SIGA Technologies, Inc. (the "Company") on Form 10-KSB, for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas N. Konatich, Acting Chief Executive Officer and Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Thomas N. Konatich
                                        ---------------------------------
                                        Thomas N. Konatich
                                        Acting Chief Executive Officer
                                        and Chief Financial Officer

Dated: March 30, 2004